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                                                                   EXHIBIT 10.19

                               EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT, dated as of December 17, 2003, is by and between Oak Street Financial Services, Inc., a Maryland corporation (the "Company"), and Sotseks Corp., an Ohio corporation ("Sotseks").

                                    RECITALS

         A. The Company intends to sell to the public (the "Public Offering") up to 20,465,206 shares of its common stock, $.01 per value per share ("Common Stock"), which shares shall include all of the shares of Company Common Stock to be received by Sotseks as a result of the exchange contemplated by this Agreement.

         B. The Company desires to acquire the 113,999.95 non-voting units of Oak Street Operations LLC, a Delaware limited liability company ("OSO") held by Sotseks (the "OSO Units") from Sotseks and Sotseks is willing to transfer to the Company, the OSO Units owned by Sotseks in exchange for 113,999,950 shares of non-voting Common Stock of the Company (the "Shares"), subject to the terms and conditions of this Agreement.

         C. The parties to this Agreement want to reduce to writing their agreement with respect to the foregoing.

         THEREFORE, in consideration of the mutual covenants contained in this Agreement and the acts to be performed under this Agreement, the parties hereby agree to the following:

                  ARTICLE I - EXCHANGE OF OSO UNITS FOR SHARES

         1. TRANSFER OF OSO UNITS. Subject to the terms and upon the conditions of this Agreement, Sotseks agrees to transfer to the Company on the Closing Date all of such holder's right, title and interest in and to the OSO Units.

         2. ISSUANCE OF SHARES. As consideration for the OSO Units transferred to it on the Closing Date, the Company shall issue the Shares to Sotseks.

         3. CLOSING. The closing (the "Closing") of the transfer of the OSO Units and the acquisition of the Shares shall be held either simultaneously with or immediately prior to the closing of the Public Offering at the offices of the Company, 11595 N. Meridian Street, Suite 400, Carmel, Indiana 46032, or at such other time and place as is mutually agreed to by the parties to this Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF SOTSEKS. Sotseks hereby represents and warrants to the Company, with respect to the OSO Units, as follows:

         (a)      Sotseks is the record and beneficial owner of the OSO Units.

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         (b)      The transfer of the OSO Units to the Company hereunder will vest in the Company good and valid right, title and interest in and to the OSO Units, free and clear of all claims, liens, pledges, charges, security interests and encumbrances of any nature.

         (c) Sotseks has the full right, power and authority to execute, deliver and perform this Agreement and to transfer the OSO Units in accordance herewith.

         (d) This Agreement constitutes the legal, valid and binding obligation of Sotseks, enforceable against Sotseks in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, or other laws or equitable principles affecting the enforcement of creditors' rights generally.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Sotseks as follows:

         (a) The Company is duly formed, validly existing and in good standing under the laws of the state of Maryland, with full power and authority to conduct its business and to execute and deliver this Agreement and to perform its obligations hereunder.

         (b) The Company has duly authorized the sale and issuance of the Shares upon the terms set forth herein by all requisite corporate action, and this Agreement has been duly authorized, executed and delivered by it.

         (c) This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws or equitable principles affecting the enforcement of creditors' rights generally.

         6. COVENANTS. Sotseks acknowledges receipt of the letter dated September 10, 2003, from Steven Alonso describing the transactions contemplated by this Agreement, and the enclosures referred to in that letter (the "Documentation"). Sotseks represents that the decision it has made regarding whether or not to assign OSO Units to the Company in exchange for Shares pursuant to this Agreement ("Exchange Decision") has been made by Sotseks independently after considering the Documentation, the tax consequences of that decision, and other relevant information, and after consulting any professional advisors deemed appropriate by Sotseks. Sotseks covenants that it will assert no claim against the Company, their subsidiaries, or their officers, directors or agents based on Sotseks' Exchange Decision or the disclosures made to Sotseks in connection with that Exchange Decision. Sotseks hereby indemnifies and holds harmless OSO and the Company, their subsidiaries, and their officers, directors or agents from and against any loss or liability occasioned by any such claim of Sotseks or Sotseks' representatives.

         7.       RESTRICTIONS ON TRANSFER OR SALE OF THE SHARES UNDER
SECURITIES LAWS.

         (a) Sotseks is acquiring the Shares solely for Sotseks' own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any

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                  distribution of the Shares other than pursuant to the Public
                  Offering. Sotseks understands that the Shares have not been registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Sotseks and of the other representations, warranties and covenants made by Sotseks in this Agreement. Sotseks understands that the Company is relying upon the representations, warranties and covenants of the Sotseks contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.

         (b) Sotseks understands that the Shares are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that the Securities Act and Rule 144 and other rules promulgated by the Commission provide in substance, if a public market for such securities develops later, that the Sotseks may dispose of the Shares only pursuant to an effective registration statement under the Securities Act (such as the registration statement to be filed in connection with the Public Offering) or an exemption therefrom.

         (c) Sotseks acknowledges and agrees that Sotseks will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares in the Pubic Offering.

         (d) Sotseks has not offered or sold any portion of the Shares and has no present intention of dividing the Shares with others or of reselling or otherwise disposing of any portion of the Shares prior to the Closing of the Public Offering.

         8. CONDITIONS PRECEDENT TO THE SOTSEKS' OBLIGATIONS. All obligations of the Sotseks under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

         (a) The Company's representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at such time; and

         (b) The Company shall have delivered to or at the direction of Sotseks the stock certificates representing the number and class of Shares to which Sotseks entered under this Agreement.

         (c) The Registration Statement for the Public Offering shall have been declared effective and the underwriters for the Public Offering shall have advised Sotseks that they are prepared to consummate the Public Offering simultaneously or immediately after consummation of the transactions contemplated hereby.

         (d) No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or

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                  instrumentality that prohibits the consummation of the
                  transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened.

         9. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS. All obligations of the Company under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

         (a) Sotseks' representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at such time;

         (b) Sotseks shall have delivered to the Company on or before the Closing an OSO Unit Assignment Form which assigns its OSO Units to the Company; and

         (c) The Registration Statement for the Public Offering shall have been declared effective and the underwriters for the Public Offering shall have advised Sotseks that they are prepared to consummate the Public Offering simultaneously or immediately after consummation of the transactions contemplated hereby.

         (d) No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened.

         10. EFFECT OF CONDITIONS PRECEDENT. In the event the conditions precedent to consummation of this Agreement are satisfied or waived by the party they are to benefit on or before December 31, 2004, then Sotseks and the Company shall proceed with the consummation of this Agreement; otherwise, the obligations of Sotseks and the Company hereunder shall be terminated.

         11. COVENANT OF FURTHER ASSURANCES. Sotseks agrees, upon reasonable request, to deliver such additional documents to the Company or take such additional actions as may be necessary or appropriate to vest in the Company ownership of the OSO Units held by Sotseks.

         12. SOTSEKS OPTION. At the Closing, the previously granted rights of Sotseks to acquire shares of the Company as set forth in Section 7 of the Exchange Agreement dated September 23, 2003, between the Company, OSO and certain unitholders of Oak Street Mortgage LLC and as set forth in the Company's articles of incorporation in effect on the date hereof shall terminate and be without any further force and effect.

                        ARTICLE II - GENERAL PROVISIONS

         1. ENTIRE AGREEMENT. This Agreement, including any document delivered by the Company or Sotseks in accordance herewith, constitutes the entire agreement and supersedes all

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prior agreements and understandings, oral and written, between the parties to this Agreement with respect to the subject hereof.

         2. BENEFITS; ASSIGNMENT. This Agreement will inure to the benefit of the parties to this Agreement and shall be binding upon them and their respective successors and assigns. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or Sotseks without the prior consent of the other party.

         3. GOVERNING LAW. The parties to this Agreement agree that this Agreement shall be construed as to both the validity and performance and shall be enforced in accordance with and governed by the laws of the state of Indiana.

         4. AMENDMENT. This Agreement may be amended only by written agreement of the parties hereto.

         5. ADJUSTMENT OF SHARES. In the event of any change after the date of this Agreement in the outstanding shares of capital stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, or any other change with the date of this Agreement in the nature of the shares of stock of the Company, the Company shall determine what changes, if any, are appropriate in the number and class of shares to be transferred to Sotseks in exchange for the OSO Units.

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         IN WITNESS WHEREOF, this Agreement was executed by the Company and
Sotseks as of the date first written above.

                                    OAK STREET FINANCIAL SERVICES,
                                    INC.

                                    By: /s/ Steve Alonso
                                        ----------------------------------------
                                        Steve Alonso, President

                                    SOTSEKS CORPORATION

                                    By: /s/ George A. Skestos
                                        ----------------------------------------
                                        George A. Skestos

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